UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2011

CLEAR CHANNEL COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09645	74-1787539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Basse Road

San Antonio, Texas 78209

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 7, 2011, CC Media Holdings, Inc., our indirect parent, and Clear Channel Outdoor Holdings, Inc., our indirect subsidiary, issued press releases announcing their financial results for the quarter and year ended December 31, 2010. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

Item 8.01	Other Events

On February 7, 2011, Clear Channel Communications, Inc. (the “Company”) issued a press release made pursuant to Rule 135c promulgated under the Securities Act announcing that it intends, subject to market and other conditions, to offer $750 million in aggregate principal amount of priority guarantee notes due 2021 (the “Notes”) in a private offering to be offered and sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The Company intends to use the net proceeds from this offering, together with cash on hand, to repay a portion of the indebtedness outstanding under its senior secured credit facilities, to repay at maturity a portion of its 6.25% Senior Notes due 2011, to pay fees and expenses incurred in connection with concurrent amendments to its senior secured credit facilities and its receivables based credit facility, the receipt of which is a condition to completion of the offering, and to pay fees and expenses in connection with this offering.

The Notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

A copy of the press release announcing the private offering of the Notes is attached hereto as Exhibit 99.3 and incorporated herein by reference.

On February 7, 2011, the Company also announced that it intends to pursue amendments to its senior secured credit facilities and its receivables based credit facility. The full text of the press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by CC Media Holdings, Inc. on February 7, 2011

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 7, 2011

99.3	Press Release issued by Clear Channel Communications, Inc. on February 7, 2011

99.4	Press Release issued by Clear Channel Communications, Inc. on February 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: February 7, 2011	By:	/s/ Scott D. Hamilton
Scott D. Hamilton
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by CC Media Holdings, Inc. on February 7, 2011

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on February 7, 2011

99.3	Press Release issued by Clear Channel Communications, Inc. on February 7, 2011

99.4	Press Release issued by Clear Channel Communications, Inc. on February 7, 2011